Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): June 21, 2004.

AirRover Wi-Fi Corp.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

Form 8-K
AirRover Wi-Fi Corp.
Item 5. Other Events and Regulation FD Disclosure.
Declaration of Dividend.

On June 21, 2004, AirRover Wi-Fi Corp.’s board of directors declared a dividend of units of our securities. Each unit of securities is comprised of one share of common stock and one warrant with an exercise price of $2.00 per share. Each shareholder of record on the record date will be entitled to receive one unit for each 10 shares of our stock owned. The record date for this dividend of our securities is the close of business on June 30, 2004.

The physical delivery of the dividend securities will not occur until a registration statement under the Securities Act of 1933, as amended, covering the dividend transaction has been declared effective by the Securities and Exchange Commission.

Press Releases
On June 23, 2004, we issued the press release reproduced below:
AirRover Wi-Fi Board Declares Share/Warrant Unit Dividend
Board Seeks to Protect Shareholders, Market from False Forces

BATON ROUGE, La., June 23, 2004 (BUSINESS WIRE) -- AirRover Wi-Fi Corp. (formerly Air-Q Wi-Fi Corporation) (AVWF), a Wi-Fi (wireless fidelity) Internet access provider, announced today that its board of directors had declared a dividend of units of its securities. Each unit of securities is comprised of one share of common stock and one warrant with an exercise price of $2.00 per share. Each shareholder of record on the record date will be entitled to receive one unit for each 10 shares of AirRover stock owned.

The record date for this dividend of AirRover securities is the close of business on June 30, 2004.

“Our board is committed to doing whatever is necessary to preserve and maximize the value of our stock and is pleased to reward our shareholders with this dividend,” said David Loflin, AirRover’s president. “Our business model is sound and our shareholders should rest assured that we intend to do all we can to reverse erroneous perceptions about the market for our stock,” added Mr. Loflin.

Mr. Loflin further explained that the physical delivery of the dividend securities will not occur until a registration statement under the Securities Act of 1933, as amended, covering the dividend transaction has been declared effective by the Securities and Exchange Commission.

About AirRover Wi-Fi Corp.

AirRover Wi-Fi Corp. (formerly Air-Q Wi-Fi Corporation) is a development-stage company that develops and operates wireless Internet access systems. It provides Wi-Fi Internet access in Louisiana, Arizona, Maryland, Pennsylvania and Washington, D.C. AirRover’s "Wi-Fi" (hotspot) Internet access system operates on a platform comprised of Wi-Fi standard equipment that has been configured in a proprietary manner. The term "Wi-Fi" (wireless fidelity) refers to an industry standard for wireless equipment that meets published 802.11(x) standards. Wi- Fi equipment operates in unlicensed spectra, such as 2.4 and 5.8 Ghz. AirRover’s business plan focuses on the marketing of its wireless Internet access services to businesses and residential customers, as well as to visitors to its markets with Wi-Fi compatible laptop computers and other wireless devices.

Forward-Looking Statements

Certain statements in these interviews and news releases may constitute "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve risk, uncertainties, and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward looking statements to differ materially from the forward looking statements. Certain statements contained in the interviews are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve numerous risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of AirRover’s products and services and markets for such products and services, the timing and level of customer orders, competitive products and service, changes in economic conditions and other risks and uncertainties. Although AirRover believes the statements are reasonable, it can give no assurance that such expectations will prove correct. AirRover cautions that any forward-looking statements contained herein are not a guarantee of future performance and that actual results may differ materially.

Contact: AirRover Wi-Fi Corp., Baton Rouge, David Loflin, 225-923-1034, dloflin@airroverwifi.com
* * * * END OF PRESS RELEASE * * * *
On June 24, 2004, we issued the press release reproduced below:
AirRover Wi-Fi Clarifies Announcement of Share/Warrant Unit Dividend
Record Date Set for June 30, 2004

BATON ROUGE, La., June 24, 2004 (BUSINESS WIRE) -- AirRover Wi-Fi Corp. (formerly Air-Q Wi-Fi Corporation) (AVWF), a Wi-Fi (wireless fidelity) Internet access provider, provided clarification of its previously announced dividend of units of its securities, in response to inquiries from parties who received only excerpts of its press release. Each unit of securities is comprised of one share of common stock and one warrant with an exercise price of $2.00 per share. Each shareholder of record on the record date will be entitled to receive one unit for each 10 shares of AirRover stock owned. The record date for this dividend of AirRover securities is the close of business on June 30, 2004.

About AirRover Wi-Fi Corp.

AirRover Wi-Fi Corp. (formerly Air-Q Wi-Fi Corporation) is a development-stage company that develops and operates wireless Internet access systems. It provides Wi-Fi Internet access in Louisiana, Arizona, Maryland, Pennsylvania and Washington, D.C. AirRover’s "Wi-Fi" (hotspot) Internet access system operates on a platform comprised of Wi-Fi standard equipment that has been configured in a proprietary manner. The term "Wi-Fi" (wireless fidelity) refers to an industry standard for wireless equipment that meets published 802.11(x) standards. Wi- Fi equipment operates in unlicensed spectra, such as 2.4 and 5.8 Ghz. AirRover’s business plan focuses on the marketing of its wireless Internet access services to businesses and residential customers, as well as to visitors to its markets with Wi-Fi compatible laptop computers and other wireless devices.

Forward-Looking Statements

Certain statements in these interviews and news releases may constitute "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve risk, uncertainties, and other factors, which may cause the actual results, performance, or achievement expressed or implied by such forward looking statements to differ materially from the forward looking statements. Certain statements contained in the interviews are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve numerous risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of AirRover’s products and services and markets for such products and services, the timing and level of customer orders, competitive products and service, changes in economic conditions and other risks and uncertainties. Although AirRover believes the statements are reasonable, it can give no assurance that such expectations will prove correct. AirRover cautions that any forward-looking statements contained herein are not a guarantee of future performance and that actual results may differ materially.

Contact: AirRover Wi-Fi Corp., Baton Rouge, David Loflin, 225-923-1034, dloflin@airroverwifi.com
* * * * END OF PRESS RELEASE * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: June 24, 2004.	AIRROVER WI-FI CORP.

By:	/s/ DAVID LOFLIN
David Loflin President